CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mayfair Gold Corp. (the “Issuer”) on Form 40-F for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas Campbell, Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Issuer.

Date:  April 13, 2026

             /s/ Nicholas Campbell

Name:  Nicholas Campbell

Title:Chief Executive Officer (principal executive officer)